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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 10, 2004
               (Date of Earliest Event Reported: March 10, 2004)

                       EL PASO PRODUCTION HOLDING COMPANY
             (Exact name of Registrant as specified in its charter)


                  Delaware                                333-106586                              76-0637534
      (State or other jurisdiction of              (Commission File Number)                    (I.R.S. Employer
       incorporation or organization)                                                         Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 420-2600

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On March 10, 2004, our parent El Paso Corporation, announced that it will delay the release of its fourth quarter 2003 earnings, which is currently scheduled for March 11, 2004, pending the completion of a review of the impact of its recently announced reserve revision. Based on its internal technical reviews as well as the independent review of the Audit Committee of El Paso Corporation's board of directors, it believes that it is likely that a restatement of our financial statements, El Paso Corporation's and El Paso CGP Company's will be required. The completion of its internal review and review by its Audit Committee will also cause a delay in the submission of the Form 10-K filings for the above-mentioned registrants, including us, and may impact the timely filing of other related registrants. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            EXHIBIT
            NUMBER                 DESCRIPTION
            ------                 -----------

             99.A        Press Release dated March 10, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     EL PASO PRODUCTION HOLDING COMPANY

                                     By:    /s/ DAVID L. SIDDALL
                                        -----------------------------------
                                                David L. Siddall
                                         Vice President, Associate General
                                          Counsel and Corporate Secretary

Dated:  March 10, 2004
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                                  EXHIBIT INDEX



            EXHIBIT
            NUMBER                 DESCRIPTION
            ------                 -----------

             99.A        Press Release dated March 10, 2004.